SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  March 3, 1998
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                      GLOBAL INDUSTRIAL TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-11160               75-2617871
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  (State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)                File Number)          Identification No.)


 2121 San Jacinto, Suite 2500, Dallas, Texas                  75201
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code  (214) 953-4500
                                                  ------------------------------


                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         On March 3, 1998, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with A.P. Green Industries, Inc., a Delaware corporation ("Green") and BGN Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant ("Merger Sub"). Pursuant to the Merger Agreement, the Registrant would acquire Green through a merger of Merger Sub with and into Green. Pursuant to the Merger Agreement, (1) Merger Sub commenced a tender offer (the "Offer") on March 6, 1998, for all of the outstanding shares of common stock, par value $1.00 per share (the "Common Stock"), of Green, together with the associated rights (the "Rights") to purchase Series B Junior Participating Preferred Stock at a price of $22.00 per share in cash, net to the seller, and (2) Merger Sub will merge (the "Merger") with and into Green, in connection with which each share of Common Stock (and the associated Rights) will be converted into the right to receive $22.00 per share in cash. Consummation of the Offer and Merger is subject to the satisfaction or waiver of certain conditions, including, among others, the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the receipt of other required regulatory approvals, if any, and the absence of certain material adverse changes. Consummation of the Offer is also subject to the valid tender of a majority of the total shares of Common Stock outstanding on a fully diluted basis. The closing of the Merger is expected to occur as soon as possible after the satisfaction of the conditions set forth in the Merger Agreement. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is hereby incorporated by reference.


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ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)   Financial Statements of Business Acquired.

          Not applicable.

    (b)   Pro Forma Financial Information.

          Not applicable.

    (c)   Exhibits.

          No.      Description
          ---      -----------

          2.1 Agreement and Plan of Merger, dated as of March 3, 1998, among A.P. Green Industries, Inc., Global Industrial Technologies, Inc. and BGN Acquisition Corp. (Incorporated by reference to Exhibit (c)(1) of the Registrant's Schedule 14D-1, filed March 6, 1998).

ITEM  8. CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


                              GLOBAL INDUSTRIAL TECHNOLOGIES, INC.


Date: March 12, 1998          By:/s/ Graham L. Adelman
                                 ---------------------
                                 Name:  Graham L. Adelman
                                 Title: Senior Vice President, General Counsel
                                        and Secretary